Exhibit 99.1

CubeSmart Announces Pricing of 5.125% Senior Unsecured Notes Due 2035

Company Release – August 11, 2025

MALVERN, PA -- (GLOBE NEWSWIRE) – 08/11/25 -- CubeSmart (NYSE: CUBE) (the “Company” or “CubeSmart”), the third-largest owner and operator of self-storage properties in the United States, today announced that its operating partnership, CubeSmart, L.P. (the “Operating Partnership”), priced an offering of $450.0 million aggregate principal amount of 5.125% senior unsecured notes due 2035 (the “Notes”) in an underwritten public offering. The Notes were priced at 98.656% of the principal amount with a yield to maturity of 5.295%. The Notes will be fully and unconditionally guaranteed by CubeSmart. The offering is expected to close on August 20, 2025, subject to the satisfaction of customary closing conditions.

The Operating Partnership expects to use the net proceeds from this offering to repay outstanding indebtedness under its unsecured revolving credit facility and for working capital and other general corporate purposes, which may include repayment or repurchase of certain of the Operating Partnership’s other outstanding indebtedness.

Wells Fargo Securities, BofA Securities and PNC Capital Markets LLC are acting as joint book-running managers for the offering. Regions Securities LLC and US Bancorp are acting as senior co-managers for the offering. Barclays, BMO Capital Markets, Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC and Truist Securities are acting as co-managers for the offering.

This offering will be made under CubeSmart's existing automatic shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2023. The offering of the Notes will be made only by means of a prospectus and a related prospectus supplement, when available. The prospectus supplement related to this public offering and accompanying prospectus will be filed with the SEC. Copies of the prospectus and related prospectus supplement for this offering may be obtained by contacting:

Wells Fargo Securities, LLC, by email at wfscustomerservice@wellsfargo.com or by calling toll-free at 1-800-645-3751; PNC Capital Markets LLC, by email at pnccmprospectus@pnc.com or by calling toll-free at 1-855-881-0697; or BofA Securities, Inc., by calling toll-free at 1-800-294-1322.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About CubeSmart

CubeSmart is a self-administered and self-managed real estate investment trust. As of June 30, 2025, CubeSmart owned or managed 1,532 self-storage properties across the United States. According to the 2025 Self Storage Almanac, CubeSmart is one of the top three owners and operators of self-storage properties in the U.S.

The Company’s mission is to simplify the organizational and logistical challenges created by the many life events and business needs of its customers through innovative solutions, unparalleled service, and genuine care. The Company's self-storage properties are designed to offer affordable, easily accessible, and, in most locations, climate-controlled storage space for residential and commercial customers.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions and other information that is not historical information. In some cases, forward-looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” or “intends” or the negative of such terms or other comparable terminology, or by discussions of strategy. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, future events and actual results, performance, transactions or achievements, financial and otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. As a result, you should not rely on or construe any forward-looking statements in this press release, or which management or persons acting on their behalf may make orally or in writing from time to time, as predictions of future events or as guarantees of future performance. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this press release or as of the dates otherwise indicated in such forward-looking statements, as applicable. All of our forward-looking statements, including those contained in this press release, are qualified in their entirety by this statement.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in or contemplated by this press release. Any forward-looking statements should be considered in light of the risks and uncertainties referred to in this press release and our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC. These risks include, but are not limited to, the following:

•	the satisfaction of customary closing conditions for an offering of securities;

•	adverse changes in economic conditions in the real estate industry and in the markets in which we own and operate self-storage properties;

•	the effect of competition from existing and new self-storage properties and operators on our ability to maintain or raise occupancy and rental rates;

•	the failure to execute our business plan;

•	adverse consumer impacts and declines in general economic conditions from inflation, tariffs, rising interest rates and wage stagnation including the impact on the demand for self-storage, rental rates and fees and rent collection levels;

•	reduced availability and increased costs of external sources of capital;

•	financing risks, including rising interest rates, the risk of over-leverage and the corresponding risk of default on our mortgage and other debt and potential inability to refinance existing or future debt;

•	counterparty non-performance related to the use of derivative financial instruments;

•	risks related to our ability to maintain our qualification as a real estate investment trust for federal income tax purposes;

•	the failure of acquisitions and developments to close on expected terms, or at all, or to perform as expected;

•	increases in taxes, fees and assessments from state and local jurisdictions;

•	the failure of our joint venture partners to fulfill their obligations to us or their pursuit of actions that are inconsistent with our objectives;

•	reductions in asset valuations and related impairment charges;

•	negative publicity relating to our business or industry, which could adversely affect our reputation;

•	increases in operating costs, including, without limitation, insurance, utility and other general expenses, which could adversely affect our financial results;

•	cybersecurity breaches, cyber or ransomware attacks or a failure of our networks, systems or technology, which could adversely impact our business, customer and employee relationships or result in fraudulent payments;

•	risks associated with generative artificial intelligence tools and large language models and the conclusions that these tools and models may draw about our business and prospects in connection with the dissemination of negative opinions, characterizations or disinformation;

•	changes in real estate, zoning, use and occupancy laws or regulations;

•	risks related to or consequences of earthquakes, hurricanes, windstorms, floods, wildfires, other natural disasters or acts of violence, pandemics, active shooters, terrorism, insurrection or war that impact the markets in which we operate;

•	potential environmental and other material liabilities;

•	governmental, administrative and executive orders, regulations and laws, which could adversely impact our business operations and customer and employee relationships;

•	uninsured or uninsurable losses and the ability to obtain insurance coverage, indemnity or recovery from insurance against risks and losses;

•	changes in the availability of and the cost of labor;

•	other factors affecting the real estate industry generally or the self-storage industry in particular; and

•	other risks identified in the prospectus supplement relating to this offering and in our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC.

Given these uncertainties and risks, readers are cautioned not to place undue reliance on forward-looking statements. Except with respect to such material changes to our risk factors as may be reflected from time to time in our quarterly filings with the SEC or as otherwise required by law, we are under no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements included in this press release, whether as a result of new information, future events or otherwise except as may be required by securities laws. Because of the factors referred to above, the future events discussed in in this press release may not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements.

Company Contact:

Josh Schutzer

Vice President, Finance

(610) 535-5700